Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 - SUBSEQUENT EVENTS

a.	On April 3, 2024, the board of directors (following the approval of the compensation committee with respect to the Company's directors and officers) approved to extend the expiry date of 337,464 options exercisable into 337,464 ordinary shares that were previously granted to some of the Company’s employees and directors, from an expiry date ranging between December 2024 and July 2025, by an additional three years, such that the expiry dates will range between December 2027 and July 2028. Out of the said options, 126,800 options exercisable into 126,800 ordinary shares are held by some of the Company's directors and its CEO (who also serves as a director on the board of directors), and as such, the extension of the expiry dates of these options is subject to the receipt of shareholders’ approval by the required majorities under applicable law.

b.	On April 3, 2024, the board of directors approved the adoption of an equity-based incentive plan (the “2024 Plan”). The 2024 Plan allows the Company to grant its employees, directors and consultants with several equity-based awards, including options, shares, restricted shares, restricted share units, stock appreciation rights, performance units, performance shares and other stock or cash awards. The 2024 Plan shall be in effect for a term of ten (10) years from the date of adoption, i.e., until April 2034, unless earlier terminated by its administrator.